AMENDMENT NO. 9 TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”) is hereby amended to remove INVESCO Stable Value Fund.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(All Classes of Shares Except Class B Shares)

AIM COMBINATION STOCK & BOND FUNDS
INVESCO Core Equity Fund –	Class A
Class C
Class K
Investor Class

INVESCO Total Return Fund –	Class A
Class C
Class K
Institutional Class
Investor Class
AIM COUNSELOR SERIES TRUST
INVESCO Advantage Health Sciences Fund –	Class A
Class C

INVESCO Multi-Sector Fund –	Class A
Class C
Institutional Class
AIM EQUITY FUNDS
AIM Aggressive Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM Basic Value II Fund -	Class A
Class C

AIM Blue Chip Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Capital Development Fund –	Class A
Class C
Class R
Institutional Class

AIM Charter Fund –	Class A
Class C
Class R
Institutional Class

AIM Constellation Fund –	Class A
Class C
Class R
Institutional Class

AIM Core Strategies Fund –	Class A
Class C

AIM Dent Demographic Trends Fund –	Class A
Class C

AIM Diversified Dividend Fund –	Class A
Class C

AIM Emerging Growth Fund –	Class A
Class C

AIM Large Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Large Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Mid Cap Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM U.S. Growth Fund –	Class A
Class C

AIM Weingarten Fund –	Class A
Class C
Class R
Institutional Class
AIM FUNDS GROUP
AIM Balanced Fund –	Class A
Class C
Class R
Institutional Class

AIM Basic Balanced Fund –	Class A
Class C
Class R
Institutional Class

AIM European Small Company Fund –	Class A
Class C

AIM Global Value Fund –	Class A
Class C

AIM International Emerging Growth Fund –	Class A
Class C

AIM Mid Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Premier Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Select Equity Fund –	Class A
Class C

AIM Small Cap Equity Fund –	Class A
Class C
Class R
AIM GROWTH SERIES
AIM Aggressive Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Conservative Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Global Equity Fund –	Class A
Class C
Institutional Class

AIM Mid Cap Core Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderate Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Small Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund –	Class A
Class C

AIM European Growth Fund –	Class A
Class C
Class R
Investor Class

AIM Global Aggressive Growth Fund –	Class A
Class C

AIM Global Growth Fund –	Class A
Class C

AIM International Growth Fund –	Class A
Class C
Class R
Institutional Class

INVESCO International Core Equity Fund –	Class A
Class C
Class R
Institutional Class
Investor Class
AIM INVESTMENT FUNDS
AIM Developing Markets Fund –	Class A
Class C

AIM Global Health Care Fund -	Class A
Class C

AIM Libra Fund –	Class A
Class C

AIM Trimark Endeavor Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Small Companies Fund –	Class A
Class C
Class R
Institutional Class
AIM INVESTMENT SECURITIES FUNDS
AIM High Yield Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Income Fund –	Class A
Class C
Class R
Investor Class

AIM Intermediate Government Fund –	Class A
Class C
Class R
Investor Class

AIM Limited Maturity Treasury Fund –	Class A
Class A3
Institutional Class

AIM Money Market Fund –	AIM Cash Reserve Shares
Class C
Class R
Institutional Class
Investor Class

AIM Municipal Bond Fund –	Class A
Class C
Investor Class

AIM Real Estate Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Short Term Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM Total Return Bond Fund –	Class A
Class C
Class R
Institutional Class
AIM SECTOR FUNDS
INVESCO Energy Fund –	Class A
Class C
Class K
Investor Class

INVESCO Financial Services Fund –	Class A
Class C
Class K
Investor Class

INVESCO Gold & Precious Metals Fund –	Class A
Class C
Investor Class

INVESCO Health Science Fund –	Class A
Class C
Class K
Investor Class

INVESCO Leisure Fund –	Class A
Class C
Class K
Investor Class

INVESCO Technology Fund –	Class A
Class C
Class K
Institutional Class
Investor Class

INVESCO Utilities Fund –	Class A
Class C
Investor Class
AIM SPECIAL OPPORTUNITIES FUNDS
AIM Opportunities I Fund –	Class A
Class C

AIM Opportunities II Fund –	Class A
Class C

AIM Opportunities III Fund –	Class A
Class C
AIM STOCK FUNDS
INVESCO Dynamics Fund –	Class A
Class C
Class K
Institutional Class
Investor Class

INVESCO Mid-Cap Growth Fund –	Class A
Class C
Class K
Institutional Class
Investor Class

INVESCO Small Company Growth Fund –	Class A
Class C
Class K
Investor Class

INVESCO S&P 500 Index Fund –	Institutional Class
Investor Class
AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund –	Class A
Class C

AIM Tax-Exempt Cash Fund –	Class A
Investor Class

AIM Tax-Free Intermediate Fund –	Class A
Class A3
Institutional Class
AIM TREASURER’S SERIES TRUST
INVESCO U.S. Government Money Fund	Investor Class

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: September 14, 2004

Each Fund (listed on Schedule A) on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ Mark H. Williamson
Mark H. Williamson
Executive Vice President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene L. Needles
Gene L. Needles
President